UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2015

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective as of November 1, 2015, M&T Bank Corporation (“M&T”) completed its previously announced acquisition of Hudson City Bancorp, Inc. (“Hudson City”) through the merger of Hudson City with and into Wilmington Trust Corporation, a wholly owned subsidiary of M&T (“WTC”), with WTC surviving the merger, pursuant to the Agreement and Plan of Merger, dated as of August 27, 2012, as amended by Amendment No. 1, dated April 13, 2013, Amendment No. 2, dated December 16, 2013, Amendment No. 3, dated December 8, 2014, and Amendment No. 4, dated April 16, 2015 (as amended, the “Merger Agreement”), in each case by and among M&T, Hudson City and WTC. Immediately following completion of the merger, Hudson City Savings Bank merged with and into M&T’s wholly owned subsidiary, Manufacturers and Traders Trust Company (“M&T Bank”), with M&T Bank continuing as the surviving bank.

At the effective time of the merger, pursuant to the Merger Agreement, each share of Hudson City common stock was converted into the right to receive either 0.08403 of a share of M&T common stock (the “exchange ratio”) or cash having a value equal to the product of the exchange ratio multiplied by the average closing price of M&T common stock for the ten trading days immediately prior to the completion of the merger (such stock or cash, the “merger consideration”), depending on the election of the holder of such share of Hudson City common stock and subject to the proration and adjustment procedures as specified in the Merger Agreement.

At the effective time of the merger,

(i)	each outstanding and unexercised option to purchase shares of Hudson City common stock, whether vested or unvested, was converted into an option to purchase shares of M&T common stock equal to the product of (x) the number of shares of Hudson City common stock that were purchasable under the option immediately before the effective time of the merger and (y) exchange ratio, and having an exercise price equal to (x) the per share exercise price of the option in effect immediately before the effective time of the merger divided by (y) the exchange ratio, and will otherwise remain subject to the same terms and conditions applicable prior to the merger;

(ii)	each outstanding deferred stock unit (“DSU”) of Hudson City (other than performance DSUs described in clause (iii) below) was converted into an award with respect to shares M&T common stock in a number equal to the product of (x) the number of shares of Hudson City common stock subject to the DSU immediately before the effective time of the merger and (y) the exchange ratio, and will otherwise remain subject to the same terms and conditions applicable prior to the merger;

(iii)	each performance-based DSU of Hudson City that was granted prior to August 27, 2012 was converted into the right to receive cash merger consideration, and each other performance based DSUs of Hudson City was converted into the right to receive 0.08403 of a share of M&T common stock, and will otherwise remain subject to the same terms and conditions applicable prior to merger; and

(iv)	other Hudson City stock awards were converted into the right to acquire or receive benefits measured by the value of the number of shares of M&T common stock equal to the product of (x) the number of shares of Hudson City common stock subject to such award immediately before the effective time of the merger and (y) the exchange ratio, and will otherwise remain subject to the same terms and conditions applicable prior to the merger.

The foregoing description of the Merger Agreement and the merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the related amendments thereto, which are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon consummation of the merger, in accordance with the Merger Agreement, the Board of Directors of M&T (the “Board”) increased the size of the Board to 16 members and appointed Denis J. Salamone, the Chief Executive Officer and Chairman of Hudson City immediately prior to the merger, to the Board. Mr. Salamone was also appointed a director of M&T Bank in accordance with the Merger Agreement.

Mr. Salamone will receive compensation for his service on the Board in accordance with M&T’s standard compensatory arrangements for non-employee directors. A description of the compensatory arrangements for non-employee directors is included in M&T’s proxy statement on Schedule 14A for its 2015 annual meeting of stockholders, filed with the Securities and Exchange Commission on March 5, 2015.

Mr. Salamone served as Chairman of the Board of Directors and Chief Executive Officer of Hudson City from September 2014 until the completion of the merger. Mr. Salamone previously served as President and Chief Operating Officer of Hudson City and Hudson City Savings from December 2010 to September 2014. Prior to assuming these positions, Mr. Salamone served as Senior Executive Vice President and Chief Operating Officer of Hudson City and Hudson City Savings from January 1, 2002 and prior to that time served as Senior Executive Vice President since October 2001. He was elected to the Board of Directors of Hudson City in October 2001. Prior to joining Hudson City, Mr. Salamone had a 26 year career with the independent accounting firm of PricewaterhouseCoopers LLP, where he had been a partner for 16 years. Immediately prior to joining Hudson City, Mr. Salamone was the Global Financial Services leader for Audit and Business Advisory Services, and a member of the PricewaterhouseCoopers eighteen member board of partners. Mr. Salamone is a member of the American Institute of CPAs and a member of the New York State Society of CPAs. He graduated in 1975 with a B.S. in Accounting from St. Francis College where he is currently a member of its Board of Trustees.

Item 8.01. Other Events.

On November 2, 2015, M&T issued a press release announcing completion of the merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 2, 2015, M&T filed with the Securities and Exchange Commission a prospectus supplement to the base prospectus contained in its effective shelf registration statement (File No. 333-207030) relating to shares of common stock that may be offered pursuant to equity awards held by certain former Hudson City employees. This Current Report is being filed to present certain exhibits that will be incorporated by reference into the prospectus and registration statement.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required to be filed under this Item 9.01(a) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro-Forma Financial Information.

The pro-forma financial information required to be filed under this Item 9.01(b) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 27, 2012, by and among M&T Bank Corporation, Wilmington Trust Corporation and Hudson City Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by M&T Bank Corporation on August 31, 2012).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 13, 2013, by and among M&T Bank Corporation, Wilmington Trust Corporation and Hudson City Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by M&T Bank Corporation on April 15, 2013).

Exhibit No.	Description of Exhibit

2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of December 16, 2013, by and among M&T Bank Corporation, Wilmington Trust Corporation and Hudson City Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by M&T Bank Corporation on December 17, 2013).

2.4	Amendment No. 3 to the Agreement and Plan of Merger, dated as of December 8, 2014, by and among M&T Bank Corporation, Wilmington Trust Corporation and Hudson City Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by M&T Bank Corporation on December 9, 2014).

2.5	Amendment No. 4 to the Agreement and Plan of Merger, dated as of April 16, 2013, by and among M&T Bank Corporation, Wilmington Trust Corporation and Hudson City Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by M&T Bank Corporation on April 17, 2015).

5.1	Opinion of Drew J. Pfirrman as to the validity of securities being registered.

23.1	Consent of Drew J. Pfirrman (included in Exhibit 5.1 hereto).

99.1	Press Release, dated November 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, M&T has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

By: /s/ Drew J. Pfirrman
Name: Drew J. Pfirrman
Title: Senior Vice President and General Counsel

Date: November 2, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 27, 2012, by and among M&T Bank Corporation, Wilmington Trust Corporation and Hudson City Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by M&T Bank Corporation on August 31, 2012).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 13, 2013, by and among M&T Bank Corporation, Wilmington Trust Corporation and Hudson City Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by M&T Bank Corporation on April 15, 2013).

2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of December 16, 2013, by and among M&T Bank Corporation, Wilmington Trust Corporation and Hudson City Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by M&T Bank Corporation on December 17, 2013).

2.4	Amendment No. 3 to the Agreement and Plan of Merger, dated as of December 8, 2014, by and among M&T Bank Corporation, Wilmington Trust Corporation and Hudson City Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by M&T Bank Corporation on December 9, 2014).

2.5	Amendment No. 4 to the Agreement and Plan of Merger, dated as of April 16, 2013, by and among M&T Bank Corporation, Wilmington Trust Corporation and Hudson City Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by M&T Bank Corporation on April 17, 2015).

5.1	Opinion of Drew J. Pfirrman as to the validity of securities being registered.

23.1	Consent of Drew J. Pfirrman (included in Exhibit 5.1 hereto).

99.1	Press Release, dated November 2, 2015.